Discontinued Operations	12 Months Ended
Dec. 31, 2012
Discontinued Operations

NOTE 5—DISCONTINUED OPERATIONS

On October 25, 2013, the Company sold substantially all of the assets comprising its structured settlement business to Majestic Opco LLC for $12.0 million pursuant to an Asset Purchase Agreement. Fixed assets with a net carrying value of approximately $7,000 were sold. These fixed assets had a net carrying value of approximately $15,000 and $30,000 at December 31, 2012 and 2011, respectively. No structured settlement receivables were sold and no on-balance sheet liabilities were transferred in connection with the sale. This sale resulted in the recognition of a gain of $11.3 million in the fourth quarter of 2013.

As a result of the sale, the Company retrospectively reclassified its structured settlement business operating results as discontinued operations, net of income taxes, in the accompanying Consolidated Statements of Operations for all periods presented and the Company has discontinued segment reporting. All other footnotes in these financial statements that were affected by this reclassification of discontinued operations have been updated accordingly.

Operating results related to the Company’s structured settlement business are as follows:

	Year Ended December 31,
	2012	2011	2010
	(in thousands)
Total income	$13,995	$11,933	$9,530
Total expenses	(16,610)	(17,357)	(12,180)

Loss before income taxes	(2,615)	(5,424)	(2,650)
Income tax expense	—	—	—

Loss from discontinued operations, net of income taxes	$(2,615)	$(5,424)	$(2,650)